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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ------------
                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ------------

       Date of Report (Date of earliest event reported):  July 18, 2000


                              ALLOY ONLINE, INC.
            (Exact name of registrant as specified in its charter)


                                   000-26023
                                  (Commission
                                  File Number)

         Delaware                                             04-3310676
     (State or other                                        (IRS Employer
jurisdiction of incorporation)                           Identification No.)

                       151 WEST 26TH STREET, 11TH FLOOR
                              NEW YORK, NY  10001

              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (212) 244-4307
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 2000, Alloy Online, Inc. ("Alloy") completed an acquisition of all of the outstanding capital stock of Kubic Marketing, Inc. ("Kubic"), a Delaware corporation with a principal place of business in San Luis Obispo, California. The acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of July 17, 2000, (the "Reorganization Agreement") by and between Alloy, Alloy Acquisition Sub, Inc., a Delaware corporation ("Acquisition Sub") and a wholly owned subsidiary of Alloy, Kubic and SWI Holdings LLC, a Delaware limited liability company and the sole stockholder of Kubic (the "Stockholder"), pursuant to which Acquisition Sub was merged with and into Kubic (the "Merger") with Kubic continuing as the surviving corporation and a wholly-owned subsidiary of Alloy. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase."

In connection with the Merger, Alloy issued to the Stockholder (i) 3,267,981 shares of Alloy's common stock, $.01 par value per share, and (ii) a warrant to purchase shares of Alloy's restricted common stock, $.01 par value per share, in an aggregate amount, if any, as determined pursuant to the provisions of warrant; provided that 403,090 of the shares will be subject to an escrow for a period of up to one year (which one-year period could be extended if any claims are made) to satisfy the indemnification obligations of the Stockholder that run in favor of Alloy and its affiliates and 141,872 shares are being held in escrow pending final determination of certain financial results of Kubic prior to consummation of the Merger. The Stockholder agreed to execute a lock-up agreement that imposes certain limitations on the Stockholder's ability to sell or otherwise transfer such shares. Alloy agreed to file a registration statement on Form S-3 on or prior to August 17, 2000, pursuant to which it would register for resale all of the shares issued to the Stockholder pursuant to the Reorganization Agreement other than the shares being held in escrow. The shares released from escrow, if any, and the shares issuable upon exercise of the warrant, if any, subsequently will be registrable upon demand of the Stockholder, subject to certain limitations. In addition, in connection with obtaining the consent to the Merger of the lenders to Kubic and the Stockholder's other subsidiaries, Alloy paid $10,000,000 in cash from its existing cash reserves to such lenders to retire certain debt obligations of Kubic and the Stockholder agreed to sell certain of the shares of Alloy common stock received in the Merger over the four calendar quarters following effectiveness of the Form S-3 in order to retire additional debt obligations.

Kubic is the holding company for its wholly-owned subsidiary, Phase Three, Inc. (which does business as CCS), which is one of the largest mail order catalog and Internet marketers of skateboards, snowboards and related apparel, equipment and accessories. CCS is also one of the largest mail order catalogs serving the Generation Y skate and snowboard market with a database of over one million buyers and requesters. In addition, CCS reaches the extreme-sport oriented Generation Y boys through its website which it promotes in its catalogs.

The description contained herein of the transaction is qualified in its entirety by reference to the Reorganization Agreement (Exhibit 2.1), Warrant to Purchase Shares of Common Stock of Alloy Online, Inc. (Exhibit 4.1), Investment Representation and Lockup Agreement (Exhibit 99.1), Amendment to Loan and Security Agreement (Exhibit 99.2) and press release (Exhibit 99.3), copies of which are attached hereto and incorporated herein by reference.

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This report may contain forward-looking statements which reflect Alloy's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in Alloy's Annual Report on Form 10-K for the year ended January 31, 2000 and the press release filed as Exhibit 99.3 hereto.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of business acquired.
             -----------------------------------------

             Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 3, 2000.

         (b) Pro forma financial information.
             -------------------------------

             Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 3, 2000.

         (c) Exhibits.
             --------

             2.1 Agreement and Plan of Reorganization dated as of July 17, 2000, by and between Alloy Online, Inc., Alloy Acquisition Sub, Inc., Kubic Marketing, Inc. and SWI Holdings, LLC.

             4.1 Warrant to Purchase Shares of Common Stock of Alloy Online, Inc. dated as of July 18, 2000 between Alloy Online, Inc. and SWI Holdings, LLC.

             99.1 Investment Representation and Lockup Agreement dated as July
                  18, 2000, by and between Alloy Online, Inc. and SWI Holdings, LLC.

             99.2 Amendment to Loan and Security Agreement, dated as of July 18,
                  2000, by and among Phase Three, Inc., the financial institutions party thereto and the other parties named therein.

             99.3 Alloy's Press Release dated July 19, 2000.

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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 2, 2000        ALLOY ONLINE, INC.
                               (Registrant)



                              By:  /s/ Matthew C. Diamond
                                   ----------------------
                                   Matthew C. Diamond
                                   Chief Executive Officer

                                       5
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                                 EXHIBIT INDEX



2.1 Agreement and Plan of Reorganization dated as of July 17, 2000, by and between Alloy Online, Inc., Alloy Acquisition Sub, Inc., Kubic Marketing, Inc. and SWI Holdings LLC.

4.1 Warrant to Purchase Shares of Common Stock of Alloy Online, Inc. dated as of July 18, 2000 between Alloy Online, Inc. and SWI Holdings, LLC.

99.1 Investment Representation and Lockup Agreement dated as July 18, 2000, by and between Alloy Online, Inc. and SWI Holdings, LLC.

99.2 Amendment to Loan and Security Agreement, dated as of July 18, 2000, by and among Phase Three, Inc., the financial institutions party thereto and the other parties named therein.

99.3 Alloy's Press Release dated July 19, 2000.